Tax	6 Months Ended
Jun. 30, 2023
Tax
18 Tax
Credit Suisse has used a year-to-date effective tax rate (discrete method) as the best estimate of the annual effective tax rate to calculate the 6M23 income tax expense. This is mainly due to the inability to forecast the annual effective tax rate for the year as a result of the acquisition of Credit Suisse Group AG by UBS and business uncertainty related to the previously disclosed issues affecting Credit Suisse.
In 6M23, Credit Suisse incurred an income tax expense of CHF 765 million on income before taxes of CHF 2,939 million. The continuous reassessment of Credit Suisse’s deferred tax assets/(liabilities) and uncertain tax positions was additionally impacted by the acquisition of Credit Suisse Group AG by UBS. The reassessment overall resulted in an impact of CHF 448 million. Additionally, Credit Suisse recorded an impact of CHF 233 million, mainly relating to the tax impact of profitable entities in certain geographical locations, adjusted for other non-deductible expenses. This also reflected the impact of the gain from the write-down of additional tier 1 capital notes, on which Credit Suisse utilized unvalued tax losses from prior years.
Net deferred tax assets/(liabilities)
end of	6M23	2022
Net deferred tax assets (CHF million)
Deferred tax assets	83	259
of which net operating losses	12	138
of which deductible temporary differences	71	121
Deferred tax liabilities	(178)	(670)
Net deferred tax assets/(liabilities)	(95)	(411)
Overall, net deferred tax liabilities of CHF 95 million decreased CHF 316 million in 6M23, primarily driven by a reduction in the deferred tax liability associated with the write-down of additional tier 1 capital notes, partially offset by the reassessment of the deferred tax assets.